GDC Draft 6/21/2023

Exhibit 10.5

FIRST AMENDMENT TO THE

AEGLEA BIOTHERAPEUTICS, Inc.

2016 EQUITY INCENTIVE PLAN

WHEREAS, Aeglea Biotherapeutics, Inc., a Delaware corporation (the “Company”) maintains the Aeglea Biotherapeutics, Inc. 2016 Equity Incentive Plan (as amended, the “Plan”); and

WHEREAS, pursuant to Section 24 of the Plan, the Board of Directors (the “Board”) may amend the Plan at any time.

NOW, THEREFORE, pursuant to its authority under Section 24 of the Plan, the Board hereby amends the Plan as follows, effective as of June 22, 2023 (the “Amendment Effective Date”):

1.
Section 2.5 of the Plan is hereby amended and restated in its entirety to read as follows:

“2.5 Limitations. No more than 8,200,000 Shares shall be issued pursuant to the exercise of ISOs.”

2.
This First Amendment shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).

3.
All capitalized terms used but not otherwise defined herein shall have the meaning assigned to them in the Plan. Except as expressly amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this First Amendment to the Aeglea Biotherapeutics, Inc. 2016 Equity Incentive Plan, effective as of the Amendment Effective Date.

AEGLEA BIOTHERAPEUTICS, INC.

By:	/s/ Jonathan Alspaugh
Name: Jonathan Alspaugh
Title: President and Chief Financial Officer